Annual Shareholders Meeting June 17, 2010 Exhibit 99.1

PPT-156- 2010Annual Shareholders Presentation
Company Overview
(1)
Significant shale upside with a solid base of conventional assets
(1) Does not include the effects of the Southwestern transaction unless otherwise noted. The reserve estimates provided throughout this document are pro forma for the Common and Appalachia JV transactions and effective as of 3.31.10 with 3.31.10 NYMEX strip pricing, adjusted for differentials and excluding hedge effects, unless otherwise noted
(2) Haynesville and Marcellus acreage throughout this document is net to EXCO’s interest in the JVs; assumes BG Group exercises their option to purchase 50% of recently acquired acreage
• 1.2 Tcfe of Proved Reserves
– 300 Mmcfe/d
of current net production, reserve life of 10.9
years
and 62% Proved Developed
– 255 Bcf of shale assets booked as proved with potential for significant future reserve adds
• Significant Unproved Upside
– 2.0 Tcfe of probable and possible reserves
– 8.7 Tcfe of contingent reserves
– ~0.6 million net acres
• ~68,500 net acres in the Haynesville play
• ~93,000 net acres in the Marcellus play
• Pursuing additional acquisition and leasing opportunities
(2)
• Successfully shifted focus from acquisitions to
developing shale acreage
–
Gross operated Haynesville production exceeds 500 Mmcf/d

Average net production (Mmcfe/d)
Outstanding net debt ($ in millions)
YE 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
YE 2009
Q1 2010
Q2 2010E(1)
Q3 2010E(1)
Q4 2010E(1)

PPT-156- 2010Annual Shareholders Presentation
Production Profile
Achieved our 2009 strategic plan; positioned for significant growth
• Successfully completed 2009 divestiture program
• Focused portfolio on Haynesville, Bossier and Marcellus shales
• Prepared to deliver sustained organic production growth beginning in 2010 of 30 – 40%
(1) Pro forma for Common Acquisition and Appalachia JV
-
50
100
150
200
250
300
350
400
450
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Actual production Production guidance midpoint Outstanding net debt

PPT-156- 2010Annual Shareholders Presentation
Recent Events
(1) Subject to normal post closing purchase price adjustments
(2) Assumes BG Group exercises their contractual right to purchase half of the oil and natural gas interests acquired in the Southwestern transaction
• Significant liquidity created through 2009 asset sales and joint venture with BG Group
– Reduced debt by $2.4 billion or 78% since YE 2008
– Increased liquidity to over $1.1 billion
• Continued success in the Haynesville
– Completed 62 operated wells to date with average IP’s of 23 Mmcf/d
–
Closed purchase of Common Resources, LLC jointly with BG Group for $442    million ($221 million
net to EXCO)
– Adds ~29,200 net acres to the JV (14,600 net to EXCO) in the Shelby Trough in San Augustine,
Shelby and Nacogdoches Counties, TX; acquisition will create second focus area
– Announced acquisition of approximately 20,000 net acres to the JV from Southwestern Energy
Company for $355 million ($178 million    net to EXCO) in the Shelby Trough; nearly all of the
interests are incremental to the interests previously acquired in the area
• Closed Appalachia Joint Venture with BG Group for $985 million
– Received $835    million cash proceeds
– Additional $150 million deep drilling carry to be satisfied in 2011 or 2012
• EXCO is positioned for unmatched organic growth within cash flow
– Began 2010 with 234 Mmcfe/d, Q1 2010 average of 264 Mmcfe/d
– Expect Q4 2010 to average 375 – 395 Mmcfe/d resulting in ~60% growth for 2010
– Targeting 30 – 40% growth for the next five years
(1)
(2)
(
1)

PPT-156- 2010Annual Shareholders Presentation
Unmatched NAV Growth
(1) Ranges based on the midpoint of 2010 guidance
(2) 2014 prices based on $5.00 - $6.00 natural gas and range of production volumes
• Ability to grow NAV per share significantly even in a low commodity price environment
2010E
(1)
2014 Target
(2)
Production (Mmcfe/d)
319 900 - 1,000
Proved Reserves (Tcfe)
1.2 5.0 - 6.0
EBITDA (Millions)
$506 $1,250 - $1,600
Cash Flow (Millions)
$458 $1,200 - $1,550
Capital Expenditures (Millions)
$504 $1,100 - $1,300
50% of TGGT EBITDA (Millions)
$30 $160
Net Debt (Millions)
$550 $500 - $800
NAV per Share
$25 - $35 $50 - $60

Financial Review Stephen F. Smith

PPT-156- 2010Annual Shareholders Presentation
Corporate Highlights
(1) Non-GAAP measure, please see the Investor Relations section of our website (www.excoresources.com) under the tab Non-GAAP reconciliations
(2) Cash flow from operations before changes in working capital and including settlements of derivative financial instruments with a financing element
(3) Calculated using the diluted share table noted at right:
(4) As if properties sold in 2009 and properties affected by the
BG transactions occurred on January 1, 2009
• Received $2.1 billion of proceeds from joint venture and divestitures during 2009
• Balance sheet right sized for opportunities in a low price environment
(shares in thousands) 2009 Q1 2009 Q1 2010
Adjusted net income available to common shareholders 211,266 210,995 215,666
Cash flow from operations 211,266 210,995 215,666
Pro Forma
Q1 2009
(in thousands, except per share and production) Amount Per Share
(3)
Amount Amount Per Share
(3)
Oil and natural gas revenues 550,505 $       105,333 $       130,994 $
Cash settlements (payments) on oil and natural gas derivatives 478,463 $       98,429 $         77,047 $
Oil and natural gas revenues including derivatives 1,028,968 $    203,762 $       208,041 $
Adjusted net income available to common shareholders
(1)
206,094 $       0.98 $        54,869 $         0.25 $
Adjusted EBITDA
(1)
746,138 $       154,066 $       148,527 $
Cash flow from operations
(1)(2)
629,834 $       2.98 $        140,997 $       135,785 $       0.63 $
Average daily production – Mmcfe/d 404 237 264
Q1 2010 2009

Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

PPT-156- 2010Annual Shareholders Presentation
Net Cash Operating Margin
(1)
Q1 2010 net cash operating margin
including cash settlements of
derivatives (1) = $5.56
Average realized price including
hedge settlements = $8.21
Average realized price excluding
hedge settlements = $6.96
(1) Excludes $17.4 million in Q2 2009,  $31.7 million in Q4 2009, and $37.9 million in Q1 2010 of cash proceeds received for early derivatives terminations
$7.02
$6.29
$6.60
$6.94
$7.79
$7.62
$7.29
$6.30
$5.90
$6.00
$6.02
$6.88
$5.56
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
Operating cost Production tax
Gathering expense Cash operating margin
Realized price before hedges

PPT-156- 2010Annual Shareholders Presentation
Liquidity and Financial Position
(1) Includes $70.0 million of restricted cash at 3/31/10
(2) Excludes unamortized bond premium of $3.1 million
(3) Net of $15.2 million in letters of credit
(4) Assumes BG Group exercises their contractual right to purchase half of the oil and natural gas interests acquired in the Southwestern transaction
• Pro forma for the Southwestern transaction, net debt is expected to increase to approximately $650 million
(4)
– Liquidity of approximately $990 million
Common Appalachian Pro Forma
Consolidated ($ in thousands) March 31, 2010 Acquisition Joint Venture March 31, 2010
Cash
(1)
117,792 $             - $                     - $                     117,792 $
Bank debt (L + 200 - 300bps) 762,543 220,800 (835,200) 148,143
Senior notes (7 1/4%)
(2)
444,720 - - 444,720
Total debt 1,207,263 $           220,800 $             (835,200) $            592,863 $
Net debt 1,089,471 $           220,800 $             (835,200) $            475,071 $
Borrowing base 1,300,000 $           - $                     (100,000) $            1,200,000 $
Unused borrowing base
(3)
522,257 $             - $                     - $                     1,036,657 $
Unused borrowing base plus cash
(3)
640,049 $             - $                     - $                     1,154,449 $

PPT-156- 2010Annual Shareholders Presentation
Net Asset Value Summary
Pro forma for the Common acquisition and Appalachia JV
In millions, except per share and per unit Low Case High Case
E&P
Proved Reserves - 1.2 Tcfe at $2.00 & $2.50 per Mcfe 2,400 $       3,000 $
Unproved Reserves (Conventional) - 0.9 Tcfe at $0.20 & $0.40 per Mcfe
180 360
Unproved Reserves (Haynesville) - 3.3 Tcf at $0.30 & $0.50 per Mcf
990 1,650
Unproved Reserves (Bossier) - 0.9 Tcf at $0.20 and $0.40 per Mcf
180 360
Unproved Reserves (Marcellus/Huron) - 5.6 Tcf at $0.15 & $0.25 per Mcf 833 1,388
BG Group Carry as of 3/31/10
464 464
E&P Assets 5,047 $       7,222 $
Midstream
TGGT - 8x and 10x 2011 EBITDA 720 900
Vernon Gathering
60 60
Midstream Assets 780 $         960 $
Hedges
Hedge Value
150 150
Total Asset Value
5,977 $       8,332 $
Less:  Net Long-term Debt
512 512
Equity Value 5,465 $       7,820 $
Fully Diluted Shares 216 216
NAV per Share 25.30 $       36.20 $

PPT-156- 2010Annual Shareholders Presentation
Production and Cash Flow Growth
(1)
• Drilling carries fund capital spending growth during activity ramp up period
• Cash flow grows as carries expire enabling self funding of capital spending levels
(dollars in millions) 2010 2011 2012 2013 2014
Average Rig Counts:
Haynesville/Bossier Area 17 22 27 27 27
Marcellus Area
2 5 10 14 16
Permian Area
2 2 3 2 -
Total
21 29 40 43 43
Production (Mmcfe/d)
319 500 650 800 950
Cash Flow
500 $     700 $     950 $     1,150 $  1,200 $
Total CAPEX 774 $     880 $     1,100 $  1,150 $  1,200 $
Less: Carry
(270) (250) - - -
Net CAPEX 504 $     630 $     1,100 $  1,150 $  1,200 $
(1) Based on midpoint of estimates and assumes gas prices of $5.25, $5.50, $5.75, and $6.00 and oil prices of $75.00, $77.50, $80.00 and
$80.00 for 2011 – 2014; 2010 prices based on midpoint of guidance

Operations Review Harold L. Hickey

PPT-156- 2010Annual Shareholders Presentation
2009 In Review
Highlights & Accomplishments
• Year-end 2009 net production of 234 Mmcfe/d; currently at 300 Mmcfe/d
– 98% drilling success rate; drilled 108 and completed 106 gross (51.9 net) wells across our portfolio
– Exited 2009 with 14 operated drilling rigs (11 in the Haynesville shale area); currently have 21 operated drilling rigs (17 in the Haynesville shale area)
• Joint ventures and divestiture program
– Shifted focus to the shales
• Significant reserve adds
– Added 242 Bcfe of proved reserves through extensions and discoveries at a direct drill bit F&D cost of $1.09 per Mcfe (excluding exploration capital)
– 67% proved developed
• Over 800 employees; technical headcount has increased 70% since January 2008
– More than 80 EXCO engineers and engineering techs
– More than 40 EXCO geoscientists and geo techs
• Successfully implementing JV integration
– 13 secondees from BG
– Complementary business and technical skills and processes

PPT-156- 2010Annual Shareholders Presentation
Reserve Base
Concentrated portfolio focused on shale resources
Proved Reserves = 1.2 Tcfe
3P Reserves = 3.2 Tcfe
3P+ Reserves = 11.9 Tcfe
Current Net Production = 300 Mmcfe/d
Gross acreage: ~820,000
Net acreage: ~628,000
Proved: 0.2 Tcfe
3P: 0.2 Tcfe
3P+: 5.9 Tcfe
Production: 17 Mmcfe/d
Gross acreage: ~364,000
Net acreage: ~327,000
Permian
Proved: 0.1 Tcfe
3P: 0.1 Tcfe
3P+:  0.3 Tcfe
Production:  20 Mmcfe/d
Gross acreage: ~190,000
Net acreage: ~138,000
East Texas / North Louisiana
Proved: 0.9 Tcfe
3P: 2.9 Tcfe
3P+: 5.7 Tcfe
Production:  263 Mmcfe/d
Gross acreage: ~297,000
Net acreage: ~178,000
Appalachia
Texas
Louisiana
Pennsylvania
West
Virginia
EXCO Operations Area

PPT-156- 2010Annual Shareholders Presentation
2010 Focus
Organic growth via the Haynesville and Marcellus Shales
•
Plan to spend $504 million in 2010 to spud 135 operated horizontal Haynesville / Bossier wells, 16 Marcellus operated horizontal wells, and 45 Canyon Sand wells in 2010
– BG and EXCO combined forecast to spend $1,056 million in East Texas / North Louisiana JV in 2010; EXCO’s share to be $220 million
– 17 operated horizontal rigs now operating in the Haynesville / Bossier; 22 operated rigs by year end
– Three operated horizontal drilling rigs running by year end in the Marcellus; continuing technical evaluation
– One operated vertical drilling rig pursuing Canyon Sand opportunities in the Permian; plan to add a second rig
• Grow our acreage positions in shale areas
– Seek additional acreage in our core holdings
• Enhance our midstream businesses
– Expanding system to meet rapidly growing production profile in East Texas / North Louisiana
– Evaluating additional expansion opportunities to provide additional market outlets
• Enhance organizational effectiveness
– People: Career development initiative, hiring technical personnel
– Processes:            Supply chain improvements, field development planning
– Systems: Sharepoint (collaborative workspace), OILDEX (electronic invoicing)
• Create alliances with service companies to lock in services and supplies
– Dedicated frac fleets
– Term drilling contracts

PPT-156- 2010Annual Shareholders Presentation
Capital Spending Summary
Focus on the shales
2010 Capital Spending
Marcellus
23%
Haynesville /
Bossier
47%
Conventional
11%
Corporate
5%
TGGT Holdings
14%
• ~80% of capital directed to shale activity
$ in millions 2010E
Haynesville / Bossier 278 $
Marcellus 134
Conventional 64
Corporate 28
Total CAPEX 504
Investment in TGGT Holdings, LLC 80
Total CAPEX including TGGT 584
Less: BG Group acreage reimbursments (136)
Total Investing Activities 448 $

Gross Operated Gas Rate, Mmcf/d
2,500
2,000
1,500
1,000
500
-
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12

EXCO Resources, Inc.

PPT-156- 2010Annual Shareholders Presentation
EXCO Gross Operated Haynesville Shale Forecast
Poised to deliver significant growth in Haynesville production
~2,000 Mmcf/d Production (High Case)
Currently ~500 Mmcf/d Gross
~ 939 Mmcf/d Production
~1,600 Mmcf/d Production
• Have secured firm transportation to ensure takeaway; continuing to evaluate additional takeaway opportunities as needed
Firm Transportation
~1,700 Mmcf/d Production (Low Case)